CONTINUING ON THE PATH OF
EVOLUTION • GROWTH • STABILITY
for over 70 years

Q4 2017


MARTEN
63195
MARTEN
INTERMODAL
22935



Disclosure

This presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “estimates,” or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Marten’s reports and filings with the Securities and Exchange Commission.



Marten's Culture

People Focused on Today's Accelerated Business Environment

"Managers may believe that industry structures
are ordained by the Good Lord,
but they can – and often do –
change overnight."

"The Discipline of Innovation"
Harvard Business Review
May-June 1985
By Peter F. Drucker

"Perhaps the greatest challenge business leaders face today is how to stay competitive amid constant turbulence and disruption."

"Accelerate!"
Harvard Business Review
November 2012
By John P. Kotter
Konosuke Matsushita
Professor of Leadership, Emeritus
Harvard Business School



Marten's Driver Culture

"The guy was old, like a lot of drivers. Maybe it had gotten too hard. Reacher thought the last of the frontier would die with it. Those guys were the final generation. The end of the DNA. Now people wanted to be home every night."

"Jack Reacher – The Midnight Line"
November 2017
By Lee Child

2018 is the start of the new ELD driver era. Marten is positioned like no other carrier for the ELD era with our unique driver pay package and business model.



Marten's Strategic Vision

Transportation Service Solutions for Today and into the Future

- Truckload Business – regional and OTR operating from 15 regional service centers – including a **new dry van operation** in 2016 out of our Kansas City facility, expanded in 2017 to our Atlanta facility – $380.2 million 2017 revenue

- Dedicated Business – customized solutions tailored to individual customers' requirements utilizing refrigerated trailers, dry vans and other specialized equipment – $166.9 million 2017 revenue

- Intermodal Business – refrigerated TOFC with extended dray service from Marten's truck network – $80.6 million 2017 revenue

- Brokerage Business – surge flexibility to service our customer needs beyond Marten's assets – $70.4 million 2017 revenue

- MRTN de Mexico Business – door-to-door Mexican business service with our Mexican partner carriers – $64.6 million 2017 revenue (within truckload and brokerage segments)

A growing business platform network designed to provide the best, most-efficient service for Marten's customers



Marten’s Business Platform Network Growth



Operating Revenue Growth
(excluding fuel surcharge)
In millions
$700
$600
$500
$400
$300
$200
$100
$0
12%
4%
2%
4%
2014
2015
2016
2017
Q4 '16
Q4 '17



Diluted EPS Growth(1)
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
12%(2)
4%(2)
-%(3)
3%(3)
2014
2015
2016
2017
Q4 '16
Q4 '17

(1) Restated to reflect the five-for-three stock split effected in the form of a dividend on July 7, 2017

(2) Excluding a gain on disposition of two facilities in 2015

(3) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017



Marten's Vision and Plan – Regional Operating Centers Network

THE FOUNDATION of Marten's service and growth

A $94 million expansion since '09 paid for through challenging times

- All locations acquired, replaced or updated since '09
- Otay Mesa and McAllen only leased facilities
- $15.8 million in cash and no debt at December 31, 2017


Mondovi, WI Corporate Office
Portland, OR
Mondovi, WI
Carlisle, PA
Indianapolis, IN
Richmond, VA
Kansas City, KS
Jurupa Valley, CA
Phoenix, AZ
Otay Mesa, CA
Memphis, TN
Dallas, TX
Atlanta, GA
Laredo, TX
Tampa, FL
McAllen, TX



Marten's Vision and Plan – Continued Growth

All Segments Load Growth


700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
17%
19%
3%
(1)%
2014
2015
2016
2017
Q4 '16
Q4 '17

Truckload and Dedicated Loads/Tractor/Week Growth


4.2
4.0
3.8
3.6
3.4
3.2
3.0
3%
12%
4%
3%
2014
2015
2016
2017
Q4 '16
Q4 '17

"You can't build a reputation on what you were going to do." –Henry Ford



Marten's Vision and Plan – Dedicated Growth

Revenue, excluding fuel surcharges, has increased 358% from 2013 to 2017

Load Growth



300,000
250,000
200,000
150,000
100,000
50,000
0
77%
51%
4%
3%
2014
2015
2016
2017
Q4 '16
Q4 '17

Revenue Growth
(excluding fuel surcharge)
In millions



$175
$150
$125
$100
$75
$50
$25
$0
89%
37%
5%
5%
2014
2015
2016
2017
Q4 '16
Q4 '17



Marten's Vision and Plan for Future – TOFC Intermodal Growth

MARTEN TRANSPORT LTD.

Initiated temperature-controlled TOFC in '05

Marten is the largest truckload intermodal temperature-controlled carrier with BNSF

Expanded intermodal growth with longer drayage supported by Marten's regional business platform

Load Growth


45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
16%
1%
12%
14%
2014
2015
2016
2017
Q4 '16
Q4 '17

Revenue Growth
(excluding fuel surcharge)
In millions


$80
$70
$60
$50
$40
$30
$20
$10
$0
14%
- %
9%
19%
2014
2015
2016
2017
Q4 '16
Q4 '17



Marten's Vision and Plan – Brokerage Growth

Provides capacity to surge and cover all of Marten's customers' freight needs

Load Growth



60,000
50,000
40,000
30,000
20,000
10,000
0
31%
3%
(3%)
(10%)
2014
2015
2016
2017
Q4 '16
Q4 '17

Revenue Growth
(including fuel surcharge)
In millions



$80
$70
$60
$50
$40
$30
$20
$10
$0
25%
(7%)
6%
12%
2014
2015
2016
2017
Q4 '16
Q4 '17

Decentralization of brokerage operations for customer capacity solutions



Increasing Revenue Equipment Costs
Average Monthly Depreciation

MARTEN TRANSPORT LTD.

Tractors



$1,650
$1,600
$1,550
$1,500
$1,450
$1,400
$1,350
$1,300
$1,462
$1,528
$1,570
$1,599
Dec. '14
Dec. '15
Dec. '16
Dec. '17

Trailers



$470
$450
$430
$410
$390
$370
$350
$330
$387
$424
$433
$456
Dec. '14
Dec. '15
Dec. '16
Dec. '17

The monthly depreciation of tractors and trailers added in Q4 '17 was 14% and 24% higher than the depreciation of tractors and trailers traded in Q4 '17.

Trailer depreciation cost increases as fleet transitions to new, more-costly CARB refrigeration units.

Tractor depreciation cost increases as fleet transitions to automatic transmissions.

Tractor and trailer depreciation cost increases will be at a reduced rate in 2018 and 2019 as our trailer fleet will fully convert by mid-2018 and our tractor fleet will fully convert by year-end 2019.

Tractor disposition headwinds linger in present depressed used tractor market.



Net Capital Expenditures

In millions



$140
$120
$100
$80
$60
$40
$20
$0
$118.6
$125.0
$97.2
$95.3
$115.0
2014
2015
2016
2017
2018 Estimate



Marten’s Vision and Plan Initiatives

Marten People – Data-Driven Measurement and Management

- Marten people initiate and implement our strategic vision and key strategic initiatives
- Marten people make real-time data-driven decisions for improved supply chain productivity
- “The more they know, the more they’ll understand. The more they understand, the more they’ll care. Once they care, there’s no stopping them.” –Sam Walton
- Marten’s culture: visible costs and operating data to improve and add value daily – we measure and manage as a team
- “Great things in business are never done by one person. They’re done by a team of people.” –Steve Jobs



Marten's Financial Results

	Q4'17	Q4'16
Operating revenue	$182.8	$172.7
Net income	$8.6[3]	$8.3
Diluted EPS[1]	$0.16[3]	$0.15
Diluted EPS growth	3.0%[3]	-

	2017	2016	2015	2014	2013	2012	2011	2010	2009
Operating revenue	$698.1	$671.1	$665.0	$672.9	$659.2	$638.5	$603.7	$516.9	$505.9
Net income	$33.8[3]	$33.5	$33.3[2]	$29.8	$30.1	$27.3	$24.3	$19.7	$16.3
Diluted EPS[1]	$0.62[3]	$0.61	$0.59[2]	$0.53	$0.54	$0.49	$0.44	$0.36	$0.30
Diluted EPS growth	0.3%[3]	3.6%[2]	11.6%[2]	(1.8)%	9.9%	11.9%	22.8%	21.1%	-

	Dec. 31, 2017	Dec. 31, 2016
Cash and cash equivalents	$15.8	$0.5
Total assets	$690.4	$653.7
Stockholders' equity	$525.5	$437.3
Long-term debt	$ -	$7.9

(1) Restated to reflect the five-for-three stock split effected in the form of a dividend on July 7, 2017

(2) Excluding a gain on disposition of two facilities in 2015

(3) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017

(All amounts in millions except per share amounts)



Consistent Growth in Quarterly Operating Income within each of our Dedicated, Intermodal and Brokerage Businesses Since 2014

Dedicated Operating Income
In thousands



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
239%
254%
121%
28%
Q1
Q2
Q3
Q4

Intermodal Operating Income
In thousands



$2,800
$2,300
$1,800
$1,300
$800
$300
($200)
345%
322%
>100%
175%
Q1
Q2
Q3
Q4

Brokerage Operating Income
In thousands



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
102%
56%
67%
148%
Q1
Q2
Q3
Q4

Key:

- 2014 (blue)
- 2015 (green)
- 2016 (gold)
- 2017 (red)

% increases are from '14 to '17



Marten's Operating Ratio, Net of Fuel Surcharge

Stable Margins through Period with Rate and Cost Pressures



94%
93%
92%
91%
90%
89%
88%
87%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
90.4%*
90.6%
91.0%
90.8%
91.2%
2009
2010
2011
2012
2013
2014
2015
2016
2017
Q4'16
Q4'17

*Excluding a gain on disposition of two facilities in 2015



Improvement in Marten's Earnings – Cents Per Diluted Share[1]





$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
21%
23%
12%
10%
(2)%
12%(2)
4%(2)
-%(3)
3%(3)
2009
2010
2011
2012
2013
2014
2015
2016
2017
Q4 '16
Q4 '17

(1) Restated to reflect the five-for-three stock split effected in the form of a dividend on July 7, 2017

(2) Excluding a gain on disposition of two facilities in 2015

(3) Excluding the deferred income taxes benefit related to the federal Tax Cuts and Jobs Act in 2017

108% increase from 2009 to 2017



Marten's Culture | Marten's Vision
Marten's Plan | Marten's People

"Sufficient urgency around a strategically rational and emotionally exciting opportunity is the bedrock upon which all else is built."

"Accelerate!"
Harvard Business Review
November 2012
By John P. Kotter
Konosuke Matsushita
Professor of Leadership, Emeritus
Harvard Business School

Marten's people have built a strong, growing and increasingly profitable business platform for now and the future based on our truckload, dedicated, intermodal, brokerage and MRTN de Mexico solutions in turbulent times. Capacity is now tight with a severe driver shortage and will continue to tighten in 2018 as the new ELD era regulatory environment takes hold. Our expectations are for a bright, more profitable growth outlook over the next several years.

"…admit that the waters around you have grown…then you better start swimmin' or you'll sink like a stone for the times they are a changin'"
Dylan, Bob. *Like a Rolling Stone; Gates of Eden.* Columbia, 1965



Truckload Carrier CY'18 EV/EBITDA


12x
10x
8x
6x
4x
2x
0x
5.8x
6.5x
7.2x
7.5x
8.0x
9.0x
9.1x
10.0x
CVTI
USAK
WERN
MRTN
SNDR
HTLD
JBHT
KNX

Source: Company Filings and Factset